UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 14, 2020
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 8.01.	Other Events.

Rayonier is providing this update regarding recent hurricane and fire events that have impacted our operations.
On August 27, 2020, Hurricane Laura made landfall near Cameron, Louisiana as a Category 4 hurricane and progressed inland through southwestern Louisiana. Based on currently available information, we estimate that approximately 10,000 acres of our timberland properties in Louisiana sustained severe damage from the storm, the majority of which appear to be contained in recently thinned stands. Additionally, during the last week, the Beachie Creek fire in Oregon spread through approximately 9,000 acres of land owned by ORM Timber Fund II, which Rayonier manages and in which Rayonier holds a 20% economic interest, and the Slater fire in Oregon spread through approximately 1,000 acres of land owned by ORM Timber Fund IV, which Rayonier manages and in which Rayonier holds a 15% economic interest. While information as to the extent of damage sustained from these fire events is limited, we expect that the level of damage may vary widely across the affected areas. We are currently assessing the magnitude of the damage and determining the salvage potential for the affected properties in both Louisiana and Oregon. Based on information currently available, we do not expect the damage to our timberlands from these events to have a material impact on our financial condition. We expect to provide a further update as to the extent of the damage from these events by no later than our third quarter earnings call.
No employees of Rayonier sustained injuries from these events.

(d)	Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS
Certain statements in this report regarding the anticipated impact of Hurricane Laura, the Beachie Creek fire and the Slater fire on our timberlands and financial condition are “forward-looking statements” made pursuant to the safe harbor provisions of federal securities laws. The following important factors, among others, could cause actual results or events to differ materially from those expressed in this report: the completion of our ongoing assessment of the damage from Hurricane Laura, the Beachie Creek fire and the Slater fire, other natural disasters and other catastrophic events such as hurricanes, wind storms and wildfires, which can adversely affect our timberlands and the production, distribution and availability of our products and additional risk factors identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements are only as of the date they are made, and the Company undertakes no duty to update its forward-looking statements except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Vice President, General Counsel and Corporate Secretary

September 14, 2020

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